EXHIBIT 10.2

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT ("Agreement") dated as of June 30, 2000, is by and between SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation ("Debtor") whose addresses are 12007 Sunrise Valley Drive, Reston, Virginia 20191 and 12851 Worldgate Drive, Herndon, Virginia 20170, and whose Tax I.D. No. is 43-1809960, and NORTEL NETWORKS INC., a Delaware corporation ("Secured Party"), as Administrative Agent for the "Lenders", as that term is defined below, whose address is 2221 Lakeside Blvd., Richardson, Texas 75082.

                                R E C I T A L S:

     A. Savvis Communications Corporation, a Missouri corporation ("Borrower") entered into that certain Credit Agreement dated as of June 30, 2000 with
Debtor, the lenders party thereto (each individually a "Lender" and collectively, the "Lenders") and Secured Party (such Agreement as it may be amended, renewed, extended, restated, replaced, substituted, supplemented, or otherwise modified from time to time is referred to herein as the "Credit Agreement").

     B. Debtor has directly and indirectly benefitted and will directly and indirectly benefit from the Loans evidenced and governed by the Credit Agreement and the other transactions evidenced by and contemplated in the Loan Documents.

     C. The execution and delivery of this Agreement is required by the terms of the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans under the Credit Agreement, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

     Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

     "Capital Stock" means corporate stock and any and all securities, shares, partnership interests, limited partnership interests, limited liability company interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock or any of the foregoing issued by any entity (whether a corporation, a partnership, a limited liability company or another entity) and includes, without limitation, securities convertible into Capital Stock and rights or options to acquire Capital Stock.

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     "Collateral" has the meaning specified in Section 2.1.

     "Foreign Subsidiary" means each Subsidiary of Debtor that is not domiciled in the United States and is identified in Section 8.17 of the Credit Agreement, including, without limitation, the Foreign Subsidiaries set forth on Schedule 2 attached hereto.

     "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Instrument" means any "instrument," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include all promissory notes, drafts, bills of exchange and trade acceptances of Debtor, whether now owned or hereafter acquired.

     "Obligations" means the "Obligations", as such term is defined in the Credit Agreement, and the obligations, indebtedness and liabilities of Debtor under this Agreement and any other Loan Document to which Debtor may be a party.

     "Person" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

     "Pledged Shares" means all of the Capital Stock of each Foreign Subsidiary owned directly or indirectly by Debtor, including without limitation, the Capital Stock identified on Schedule 2 attached hereto, or on Schedule 1 to an Amendment; provided, however, in no event shall the Pledged Shares constitute more than 66% of the Capital Stock of any Foreign Subsidiary.

     "Proceeds"  means any  "proceeds,"  as such term is  defined  in Article or
Chapter 9 of the UCC and, in any event,  shall  include,  but not be limited to,
(a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "UCC" means the Uniform Commercial Code as in effect in the State of New York; provided, that if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

     Section 1.2 Other Definitional Provisions. Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. References to "Sections," "subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located.

                                    ARTICLE 2

                                Security Interest

     Section 2.1 Security Interest. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), Debtor hereby pledges and assigns (as collateral) to Secured Party, and grants to Secured Party a continuing Lien on and security interest in and to, all of Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

     (a) all of the Pledged Shares and certificates, if any, representing the Pledged Shares, and all dividends, cash, Instruments, and other property from time to time receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares;

     (b) all cash and non-cash Proceeds and products of any of the foregoing.


                                    ARTICLE 3

                         Representations and Warranties

     To induce Secured Party and the Lenders to enter into this Agreement and the other Loan Documents, Debtor represents and warrants that:

     Section 3.1 Financing Statements. No financing statement, security agreement or other Lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of Secured Party pursuant to this Agreement and except for financing statements evidencing Permitted Liens. Except as otherwise disclosed on Schedule 1 hereto, Debtor does not do business and has not done business within the past five (5) years under a trade name or any name other than its legal name set forth at the beginning of this Agreement.

     Section 3.2 Principal Place of Business. The principal place of business and chief executive office of Debtor, and the office where Debtor keeps its books and records, is located at the address of Debtor shown at the beginning of this Agreement.

     Section 3.3 Delivery of Collateral. Debtor has delivered to Secured Party, endorsed in blank as appropriate, all Collateral the possession of which is necessary to perfect the security interest of Secured Party therein.
Furthermore, promptly upon Debtor gaining any rights in any additional such Collateral, Debtor shall deliver to Secured Party such additional Collateral endorsed in blank as appropriate.

     Section 3.4 Title. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable under the laws of the jurisdiction of incorporation or organization of the issuers thereof. Debtor is the legal and beneficial owner of the Pledged Shares, free and clear of any Lien (other than Permitted Liens), and Debtor has not sold, granted any option with respect to, assigned, transferred or otherwise disposed of any of its rights or interest in or to the Pledged Shares.

     Section 3.5 Benefit. Debtor expects to derive substantial benefit (and Debtor may reasonably be expected to derive substantial benefit), directly and indirectly, from the Loans and the other transactions contemplated by the Credit Agreement. Debtor will receive reasonably equivalent value in exchange for the Collateral being provided by it pursuant to the Loan Documents to which it is a party as security for the payment and performance of the Obligations.

                                    ARTICLE 4

                                    Covenants

     Debtor covenants and agrees with Secured Party that until the Obligations are paid and performed in full, the obligations of Secured Party under the Loan Documents and all Commitments of the Lenders have expired or have been terminated:

     Section 4.1 Encumbrances. Debtor shall not create, permit or suffer to exist, and shall defend all Capital Stock of any Foreign Subsidiary (including the Collateral) against, any Lien or other encumbrance on such Capital Stock (including the Collateral) except for Permitted Liens, and shall defend Debtor's rights in and to such Capital Stock (including the Collateral) and Secured Party's pledge and collateral assignment of and security interest in and to such Capital Stock (including the Collateral) against the claims and demands of all Persons. Debtor shall do nothing to impair the rights of Secured Party in and to all Capital Stock of any Foreign Subsidiary (including the Collateral).

     Section 4.2 Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further agreements, documents, and instruments and take such further action as Debtor may deem necessary or appropriate to preserve and perfect its security interest in and pledge and collateral assignment of the Collateral and carry out the provisions and purposes of this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, Debtor shall, subject to the terms of the Credit Agreement, (a) execute and deliver to Secured Party such financing statements as Secured Party may from time to time require, (b) take such action as Secured Party may request to permit Secured Party to have control over any Collateral, (c) deliver to Secured Party all Collateral the possession of which is necessary to perfect the security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Secured Party; and (d) execute and deliver to Secured Party such other agreements, documents, and instruments as Secured Party may require to perfect and maintain the validity, effectiveness, and priority of the Liens intended to be created by this Agreement or any other Loan Document. In the event Debtor fails, upon request of Secured Party, to promptly (and in any event within two days of such request) execute and file one or more financing or continuation statements, and/or amendments thereto, relating to all or any part of the Collateral, Debtor authorizes Secured Party to file such financing or continuation statements, and/or amendments thereto without the signature of Debtor where permitted by law. A carbon, photographic or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.3 Corporate Changes. Debtor shall not change its name, identity or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or appropriate by Secured Party to protect its Liens and the perfection and priority thereof. Debtor shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or appropriate by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.4 Notification. Debtor shall promptly notify Secured Party of (a) any Lien, encumbrance or claim (other than Permitted Liens) that has attached to or been made or asserted against any of the Collateral, (b) any material change in any of the Collateral, including, without limitation, any material damage to or loss of Collateral, and (c) the occurrence of any other event or condition (including, without limitation, matters as to Lien priority) that could have a Material Adverse Effect on the Collateral or the security interest created hereunder.

     Section 4.5 Voting Rights; Distributions, Etc. So long as no Event of Default shall have occurred and be continuing, Debtor shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers, and notifications) pertaining to any of the Pledged Shares; provided, however, that without the prior written consent of Secured Party no vote shall be cast or consent, waiver, or ratification given or action taken which would be inconsistent with or violate any provision of this Agreement or any other Loan Document.

     Section 4.6 Transfers and Other Liens; Additional Investments.

     (a) Except as may be expressly permitted by the terms of the Credit Agreement, Debtor shall not grant any option with respect to, exchange, sell or otherwise dispose of any of the Collateral or create or permit to exist any Lien upon or with respect to any of the Collateral except for the Liens created hereby and Permitted Liens.

     (b) Debtor agrees that it will (i) cause each issuer of any of the Pledged Shares not to issue any Capital Stock, notes or other securities or instruments in addition to or in substitution for any of the Pledged Shares, except, (A) as required by Section 8.17 of the Credit Agreement or (B) otherwise with the prior written consent of Secured Party, to Debtor; (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such Capital Stock (but in any event not more than 66% of the Capital Stock of any Foreign Subsidiary), notes or other securities or instruments, and (iii) promptly (and in any event within three Business Days) deliver to Secured Party an Amendment, duly executed by Debtor, in substantially the form of Exhibit A (an "Amendment"), in respect of such Capital Stock, notes or other securities or instruments, together with all certificates, notes or other securities or instruments representing or evidencing the same. Debtor hereby (1) authorizes Secured Party to attach each Amendment to this Agreement, (2) agrees that all such Capital Stock, notes or other securities or instruments listed on any Amendment delivered to Secured Party shall for all purposes hereunder constitute Pledged Shares, and (3) is deemed to have made, upon such delivery, the representations and warranties contained in Article 3 with respect to such Pledged Shares.

                                    ARTICLE 5

                             Rights of Secured Party

     Section 5.1 Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney_in_fact with full irrevocable power and authority in the name of Debtor or in its own name, to take after the occurrence and during the continuance of an Event of Default and from time to time thereafter, any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default, without notice to or the consent of Debtor:

     (a) to demand, sue for, collect or receive, in the name of Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral;

     (b) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

     (c) (i) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (ii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the Collateral; (iii) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (iv) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (v) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vi) to add or release any guarantor, indorser, surety or other party to any of the Collateral; (vii) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral; and (viii) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, maintain or realize upon the Collateral and Secured Party's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable until this Agreement is terminated in accordance with its terms. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither Secured Party nor any Person designated by Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except for failure to exercise reasonable care in the custody and preservation of the Collateral in its possession. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

     Section 5.2 Assignment by Secured Party. In accordance with the provisions of the Credit Agreement, any of Secured Party and the Lenders may at any time assign or otherwise transfer all or any portion of its rights and obligations under this Agreement and the other Loan Documents

(including, without limitation, the Obligations), in connection with an assignment of the Obligations, to any other Person, and such other Person shall thereupon become vested with all the benefits thereof granted to Secured Party and the Lenders, respectively, herein or otherwise.

     Section 5.3 Performance by Secured Party. If Debtor shall fail to perform any covenant or agreement contained in this Agreement, Secured Party may perform or attempt to perform such covenant or agreement on behalf of Debtor. In such event, Debtor shall, at the request of Secured Party, promptly pay any amount expended by Secured Party in connection with such performance or attempted performance to Secured Party, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Debtor under this Agreement.

                                    ARTICLE 6

                                     Default

     Section 6.1 Rights and Remedies. If an Event of Default shall have occurred and be continuing, Secured Party shall have the following rights and remedies with respect to the Collateral:

     (a) In addition to all other rights and remedies granted to Secured Party in this Agreement or in any other Loan Document or by applicable law, Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and Secured Party may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of Debtor, which right or equity of redemption is hereby expressly waived and released by Debtor. Upon the request of Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party. Debtor agrees that Secured Party shall not be obligated to give more than five (5) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Debtor shall be liable for all expenses of retaking, holding, preparing for sale or the like, and all attorneys' fees, legal expenses and other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Debtor waives all rights of marshaling, valuation and appraisal in respect of the Collateral. Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by Secured Party against, the Obligations in such order as Secured Party shall select. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus; provided that Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

     (b) Secured Party may exercise any and all rights and remedies of Debtor under or in respect of the Collateral, including, without limitation, any and all rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral.

     (c) Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

     (d) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority, including without limitation, with respect to any applicable securities laws which may, among other things, restrict the manner of sale or eligibility of certain purchasers of the Collateral.

     (e) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

                                    ARTICLE 7

                                  Miscellaneous

     Section 7.1 No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, successors and permitted assigns, except that Debtor may not assign any of its rights, indebtedness, liabilities or obligations under this Agreement without the prior written consent of Secured Party.

     Section 7.3 Entire Agreement; Amendment. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Section 7.4 Notices. All notices and other communications provided for in this Agreement shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party in a notice to the other party given in accordance with this
Section 7.4. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or when personally delivered or, in the case of a mailed notice, three
(3) Business Days after deposit in the mails, in each case given or addressed as aforesaid; provided, however, that notices to Secured Party shall be deemed given when received by Secured Party.

     Section 7.5 Governing Law; Submission to Jurisdiction; Service of Process. EXCEPT AS MAY BE EXPRESSLY STATED TO THE CONTRARY IN THE CREDIT AGREEMENT, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND EACH OF THE PARTIES

HERETO CHOOSE THE LAWS OF THE STATE OF NEW YORK TO GOVERN THIS AGREEMENT PURSUANT TO N.Y. GEN. OBLIG. LAW SECTION 5-1401 (CONSOL. 1995) AND APPLICABLE LAWS OF THE U.S. DEBTOR HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF (1) THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, (2) ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, (3) THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND (4) ANY TEXAS STATE COURT SITTING IN DALLAS, COUNTY, TEXAS, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. DEBTOR IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO DEBTOR AT ITS ADDRESS FOR NOTICES SET FORTH UNDERNEATH ITS SIGNATURE HERETO. DEBTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     Section 7.6 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

     Section 7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.9 Waiver of Bond. In the event Secured Party seeks to take possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section  7.10  Severability.  Any  provision  of this  Agreement  which  is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.11 Construction. Debtor and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Debtor and Secured Party.

     Section 7.12 Termination. If all of the Obligations shall have been paid and performed in full and all Commitments of the Lenders shall have expired or terminated, Secured Party shall, upon the written request of Debtor, promptly execute and deliver to Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Debtor (without recourse and without any representation or warranty, except as may be set forth in Section 5.1) such of the Collateral as may be in the possession of Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 7.13 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

         [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                           DEBTOR:
                           -------

                           SAVVIS COMMUNICATIONS CORPORATION,
                             a Delaware corporation

                              By:/s/ David J. Frear

                              --------------------------
                           Name:  David J. Frear
                           Title: Executive Vice President,
                                  Chief Financial Officer

                           Address for Notices:
                           --------------------
                           12007 Sunrise Valley Drive

                             Reston, Virginia 20191

                           Attention: Chief Financial Officer

                            Telephone: (703) 453-7500

                            Telecopy: (703) 716-1059

                           and

                              12851 Worldgate Drive

                             Herndon, Virginia 20170

                           Attention: Chief Financial Officer

                            Telephone: (703) 234-8000

                            Telecopy: (703) 234-8309

                           with a copy which shall not constitute notice to:

                           717 Office Parkway
                           St. Louis, Missouri 63141
                           Attention: General Counsel
                           Telephone: (314) 468-7500
                           Telecopy:  (314) 468-7550

                           SECURED PARTY:
                           --------------


                           NORTEL NETWORKS INC.,
                             as Administrative Agent

                            By:/s/ Mitchell L. Stone

                              --------------------------
                             Name: Mitchell L. Stone

                           Title: Director, Customer Finance Americas

                           Address for Notices:
                           --------------------
                           Nortel Networks Inc.
                           Mail Stop 991 15 A40
                           2221 Lakeside Blvd.
                          Richardson, Texas 75082-4399

                           Attention:     Mitchell L. Stone
                                          Director, Customer Finance Americas
                           Telephone:     972-684-0395
                           Telecopy:      972-684-3679

                           and

                           Nortel Networks Inc.
                           Mail Stop 468/05/B40
                           2100 Lakeside Blvd.
                          Richardson, Texas 75082-4399

                             Attention: Kimberly Poe

                                          Director, Loan Administration
                           Telephone:     972-684-7687
                           Telecopy:      972-685-3613